Exhibit 10.38

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

            THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made effective as of this 10th day of November, 1999 among TEARDROP GOLF COMPANY, successor to merger of Tommy Armour Golf Company and Ram Golf Corporation with and into TearDrop Golf Company ("TearDrop"), TOMMY ARMOUR GOLF COMPANY, formerly known as TEARDROP ACQUISITION CORP. ("Acquisition"; TearDrop and Acquisition shall be referred to individually herein as a "Borrower" and collectively as "Borrowers") and FIRST UNION NATIONAL BANK (successor by merger to CORESTATES BANK, N.A.) ("Lender"). All terms capitalized but not defined herein shall have the meanings given to such terms in the Agreement (as such term is hereinafter defined).

                                   BACKGROUND

            A. The Borrowers (excluding Ram and Acquisition) and Lender entered into a certain Loan and Security Agreement dated as of November 10, 1997 (as amended from time to time, the "Agreement") pursuant to which Lender made available to the Borrowers the revolving credit facility described therein. Ram Golf Corporation was added as a Borrower pursuant to a Consent and Joinder Agreement dated as of December 29, 1997. Acquisition was added as a Borrower pursuant to an Amendment and Joinder Agreement dated as of November 5, 1998, but effective as of September 30, 1998. The Agreement was further amended by an Amendment to Loan and Security Agreement dated as of February 24, 1999, a Third Amendment to Loan and Security Agreement dated as of March 8, 1999, a Fourth Amendment to Loan and Security Agreement dated as of April 15, 1999, and a Fifth Amendment to Loan and Security Agreement dated as of July 20, 1999.

            B. Borrowers and Lender are also parties to a certain Forbearance and Overadvance Agreement ("Forbearance Agreement") dated July 20, 1999.

            C. Borrowers have asked Lender to extend the term of the Agreement (as provided herein) and to extend the Forbearance Period (as defined in the Forbearance Agreement) in order afford the Borrowers an opportunity to complete their anticipated refinancing of the indebtedness owed pursuant to the Agreement.

            D. Lender has agreed to amend the Agreement on the terms and conditions set forth herein and in that certain letter amendment to the Forbearance Agreement of even date herewith.

            NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

            1. Subject to the satisfaction of the conditions set forth in
Section 4 hereof, the Agreement is hereby amended as follows:

                  (A) The following definitions contained in Section 1.1 of the Agreement are hereby amended to read as follows:

                  "Adjusted Prime Rate" means the Prime Rate plus 2%. The
            Adjusted Prime Rate shall change simultaneously with each change in the Prime Rate.

                  "Commitment" means, from and after November 10, 1999,
            $18,500,000.

                  "Termination Date" means the earlier of (A) the date on which
            Lender's obligation to make Advances terminates pursuant to any provision of this Agreement, or (B) December 10, 1999.

            2. In consideration for Lender's entry into this Amendment, Borrowers agree to pay Lender on the effective date of this Amendment an extension fee of $25,000 ("Extension Fee"), which fee shall be fully earned by Lender as of the date of this Amendment but shall be payable on December 10, 1999. Borrowers hereby authorize Lender to charge the Cash Collateral Account and/or the Operating Account the amount of such extension fee at any time on or after December 10, 1999.

            3. The 1% increase in the Adjusted Prime Rate provided for in this Amendment shall be effective as of November 10, 1999, provided that Lender agrees that the incremental amount of interest attributable to such increase (i.e., the difference between Prime Rate plus 2% and Prime Rate plus 1%) ("Incremental Interest") that is earned from November 10, 1999 through December 10, 1999 shall accrue and not be payable until December 10, 1999. Lender further agrees that it shall waive its right to collect the Incremental Interest and the Extension Fee if all Liabilities (excluding such Incremental Interest and Extension Fee) are repaid in full on or before December 10, 1999.

            4. Borrowers have ratified and reaffirmed the release of Lender that is contained in Section 7 of the Forbearance Agreement, pursuant to the letter amendment referred to in Recital D hereof. Borrowers agree that it shall be a condition precedent to any obligation of Lender to release any of its liens or security interests on its Collateral that Borrowers shall have again ratified and reaffirmed such release substantially contemporaneously with Borrowers' repayment of the Liabilities.

            5. The terms of this Amendment are hereby incorporated into the Agreement.

            6. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (A) Borrowers shall have delivered or caused to be delivered the following documents, each duly executed by Borrowers:

                        (1) this Amendment and

                        (2) that certain letter amendment to the Forbearance Agreement dated November 10, 1999.

                  (B) Borrowers shall pay all costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) of Lender and Congress in connection with the Agreement (including without limitation this Amendment), and the transactions contemplated thereby, which includes, among other things, the preparation, review and negotiation of this Amendment, and all costs and expenses incurred in connection with the above.


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

            7. Borrowers acknowledge having informed Lender on November 10, 1999 that certain of the Borrowers affiliated with TearDrop were recently merged with TearDrop in preparation for the contemplated refinancing of the Liabilities. Lender has advised Borrowers that Lender reserves all of its rights with respect to such merger(s) and any Defaults or Events of Default arising therefrom (including without limitation any Default or Event of Default arising under Section 6.18 of the Agreement); the parties agree that if Defaults or Events of Default arise from such mergers they are not "Existing Defaults" under the terms of the Forbearance Agreement.

            8. Borrowers represent and warrant to Lender that, except with regard to the matter referred to in Section 7 hereof:

                  (A) Except as set forth on Schedule 1 attached hereto, the representations and warranties set forth in Article V of the Agreement, as the same have been updated in prior amendments to the Agreement, are true and correct in all material respects as of the date hereof;

                  (B) No Default or Event of Default has occurred or is continuing, excluding the Existing Defaults (as defined in the Forbearance Agreement); and

                  (C) The indebtedness evidenced by the Agreement and the Note shall continue to be secured as set forth in the Agreement.

            9. This Amendment contains all of the modifications to the Agreement. No further modifications shall be deemed effective, unless set forth in writing and executed by the parties hereto.

            10. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement, nor constitute a waiver of any Default or Event of Default or any provision of the Agreement.

            11. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

            12. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.


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

            IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     TEARDROP GOLF COMPANY (successor by
                                     merger to Tommy Armour Golf Company and Ram
                                     Golf Corporation)

                                     By: /s/ Rudy Slucker
                                         ----------------
                                         Name: Rudy Slucker
                                         Title: President and CEO


                                     TOMMY ARMOUR GOLF COMPANY, formerly
                                     known as TEARDROP ACQUISITION CORP.

                                     By: /s/ Rudy Slucker
                                         ----------------
                                         Name: Rudy Slucker
                                         Title: President and CEO


                                     FIRST UNION NATIONAL BANK (successor by
                                     merger to CORESTATES BANK, N.A.)


                                     By: /s/ Ronald L. Bacon
                                         ---------------------------------
                                         Name:  Ronald L. Bacon
                                         Title: Senior Vice President

[Signature page to Sixth Amendment to Loan and Security Agreement]


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